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                                                                   EXHIBIT 23.01

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Registration Statement on Form S-4 (File No. 333-48696) of Broadbase Software, Inc. of our report dated February 11, 2000, relating to the consolidated financial statements of Servicesoft, Inc., which appears in this Form 8-K/A.

/s/ PricewaterhouseCoopers LLP
PricewaterhouseCoopers LLP

February 5, 2001
Boston, Massachusetts